Exhibit 10.07

ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS (“Assignment”) is made as of December 21, 2022, by and between DELTA LIFE INSURANCE CO., a Georgia corporation (“Assignor”), and 4370 PEACHTREE LLC, a Georgia limited liability company (“Assignee”).

W I T N E S S E T H:

A.        On even date herewith, Assignor has transferred to Assignee fee simple title to that certain real property described on Exhibit “A” attached hereto (the “Property”).

B.          Concurrently with the transfer of fee simple title to the Property, the parties desire for Assignor to assign to Assignee, and for Assignee to assume, any and all of Assignor’s right, title and interest in and to the leases and contracts and all related documents (collectively, the “Leases and Contracts”) that currently affect the Property.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor’s estate, right, title and interest in and to the Leases and Contracts and Assignee hereby accepts such assignment.

2.           Assignee hereby assumes the performance of all of the terms, covenants and conditions imposed upon Assignor as landlord and owner under the Leases and Contracts accruing or arising on or after the date hereof.

3.          This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. This Assignment may be signed and/or transmitted electronically, which shall be binding on the parties with the same effect as original signatures.

4.          This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

5.          This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Georgia, without regard to conflicts of law principles.

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IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Agreement as of the day and year first written above.

ASSIGNOR:

DELTA LIFE INSURANCE CO., a Georgia corporation

By:	/s/ Hilton Hatchett Howell, Jr.
Name:	Hilton Hatchett Howell, Jr.
Title:	CEO

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[Signature Page to Assignment and Assumption of Leases]

ASSIGNEE:

4370 PEACHTREE LLC, a Georgia limited liability company

By:	/s/ Julie M. Wyrick
Name:	Julie M. Wyrick
Title:	Manager

EXHIBIT A